Digital Turbine Reports Fiscal 2023 Third Quarter Financial Results
Third Quarter Revenue Totaled $162.3 Million
Third Quarter GAAP Net Income of $4.0 Million and GAAP EPS of $0.04; Third Quarter Non-GAAP Adjusted Net Income1 of $30.2 Million and Non GAAP EPS of $0.29
Third Quarter Non-GAAP Adjusted EBITDA2 Totaled $40.0 Million
Austin, TX – February 8, 2023 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal third quarter ended December 31, 2022.
Recent Financial Highlights:
•Fiscal third quarter of 2023 revenue totaled $162.3 million representing a 25% decline year-over-year as compared to the fiscal third quarter of 2022.
•GAAP net income for the fiscal third quarter of 2023 was $4.0 million, or $0.04 per share, as compared to GAAP net income for the fiscal third quarter of 2022 of $7.0 million, or $0.07 per share. Non-GAAP adjusted net income1 for the fiscal third quarter of 2023 was $30.2 million, or $0.29 per share, as compared to Non-GAAP adjusted net income1 of $50.9 million, or $0.49 per share, in the fiscal third quarter of 2022.
•Non-GAAP adjusted EBITDA2 for the fiscal third quarter of 2023 was $40.0 million, as compared to Non-GAAP adjusted EBITDA2 of $57.0 million in the fiscal third quarter of 2022.
•GAAP cash provided by operating activities was $33.2 million in the fiscal third quarter of 2023. Non-GAAP free cash flow3 was $29.9 million in the fiscal third quarter of 2023.
“While nothing has changed regarding our long-term view of the digital media industry or our strategic positioning within the industry, macro headwinds are impacting our near-term results,” said Bill Stone, CEO. “We expect current macro headwinds to continue into the first half of the calendar year, but our high-level strategic vision remains intact, as advertising spending tends to be among the first items to be negatively impacted at the onset of a cyclical downturn, but is typically also among the first items to rebound. We remain laser-focused on the execution of our core growth objectives, and effectively controlling that which we can control. We are making important progress on our SingleTap licensing business, new ad tech platform enhancements, and other initiatives that opportunistically leverage our on-device presence and first-party data. The history of Digital Turbine shows that we have successfully navigated challenges far more difficult than today’s macro environment, emerging stronger and better-positioned for long-term growth. We remain optimistic that we have the right culture, team, strategy and focus to win.”
Fiscal 2023 Third Quarter Financial Results
Total revenue for the third quarter of fiscal 2023 was $162.3 million. Total On-Device Solutions revenue before intercompany eliminations was $96.3 million. Before intercompany eliminations, total revenue from our App Growth Platform was $67.4 million.

Digital Turbine Reports Fiscal 2023 Third Quarter Financial Results
February 8, 2023

GAAP net income for the third quarter of fiscal 2023 was $4.0 million, or $0.04 per share, as compared to GAAP net income of $7.0 million, or $0.07 per share for the third quarter of fiscal 2022. Non-GAAP adjusted net income1 for the third quarter of fiscal 2023 was $30.2 million, or $0.29 per share, as compared to Non-GAAP adjusted net income of $50.9 million, or $0.49 per share, in the third quarter of fiscal 2022.
Non-GAAP adjusted EBITDA2 for the third quarter of fiscal 2023 was $40.0 million, as compared to Non-GAAP adjusted EBITDA of $57.0 million in the third quarter of fiscal 2022. The reconciliations between GAAP and Non-GAAP financial results for all referenced periods are provided in the tables immediately following the Unaudited Condensed Consolidated Statements of Cash Flows below.
Business Outlook
Based on information available as of February 8, 2023, the Company currently expects the following for the full-year fiscal 2023:
•Revenue of between $660 million and $670 million
•Non-GAAP adjusted EBITDA2 of between $165 million and $170 million
•Non-GAAP adjusted EPS1 of $1.15 to $1.20, based on approximately 104 million diluted shares outstanding and an effective tax rate of 25%
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine is the leading independent mobile growth platform and levels up the landscape for advertisers, publishers, carriers and OEMs. By integrating a full ad stack with proprietary technology built into devices by wireless operators and OEMs, Digital Turbine supercharges advertising and monetization. The company is headquartered in Austin, Texas, with global offices in New York, Los Angeles, San Francisco, London, Berlin, Singapore, Tel Aviv and other cities serving top agency, app developer and advertising markets. For additional information visit www.digitalturbine.com.
Conference Call
Management will host a conference call today at 4:30 p.m. ET to discuss its fiscal 2023 third quarter financial results and provide operational updates on the business. To participate, interested parties should dial 888-317-6003 in the United States, or 412-317-6061 from international locations, and enter access code 7637186. A webcast of the conference call will be available at ir.digitalturbine.com/events.
For those who are not able to join the live call, a playback will be available through February 15, 2023. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 4128001.
The conference call will discuss forward guidance and other material information.

Digital Turbine Reports Fiscal 2023 Third Quarter Financial Results
February 8, 2023

Use of Non-GAAP Financial Measures
To supplement the Company’s condensed consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management's internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, change in fair value of contingent liability, transaction-related expenses and severance costs. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: stock-based compensation expense, depreciation and amortization, net interest income/(expense), change in fair value of contingent liability, foreign exchange transaction gains/(losses), income tax provision, transaction-related expenses and severance costs. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Condensed Consolidated Statements of Cash Flows), excluding transaction-related expenses and severance costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of product development costs, sales and marketing costs, general and administrative costs and depreciation of software. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

Digital Turbine Reports Fiscal 2023 Third Quarter Financial Results
February 8, 2023

Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
•a decline in general economic conditions nationally and internationally
•decreased market demand for our products and services
•market acceptance and brand awareness of our products
•risks associated with indebtedness
•the ability to comply with financial covenants in outstanding indebtedness
•the ability to protect our intellectual property rights
•risks associated with adoption of our platform among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying our platform)
•actual mobile device sales and sell-through where our platform is deployed is out of our control
•risks associated with our ability to manage the business amid the COVID-19 pandemic and difficult macroeconomic environment
•the impact of COVID-19 and the macroeconomic environment on our partners, digital advertising spend and consumer purchase behavior
•the impact of COVID-19 and the macroeconomic environment on our results of operations
•risks associated with new privacy laws, such as the European Union’s GDPR and similar laws which may require changes to our development and user interface for certain functionality of our mobile platform
•risks associated with the activities of advertisers
•risks associated with the timing of our platform software pushes to the embedded bases of carrier and OEM partners
•risks associated with end user take rates of carrier and OEM software pushes which include our platform
•new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control
•risks associated with fluctuations in the number of our platform slots across US carrier partners
•required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement

Digital Turbine Reports Fiscal 2023 Third Quarter Financial Results
February 8, 2023

•risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale
•customer adoption that either we or the market may expect
•the difficulty of extrapolating monthly demand to quarterly demand
•the challenges, given the Company’s comparatively small size, to expand the combined Company’s global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as adjusted EBITDA)
•ability as a smaller company to manage international operations
•varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company’s competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products
•changes in economic conditions and market demand
•rapid and complex changes occurring in the mobile marketplace
•pricing and other activities by competitors
•technology management risk as the Company needs to adapt to a rapidly developing mobile device marketplace, complex specifications of different carriers and the management of a complex technology platform given the Company’s relatively limited resources
•system security risks and cyberattacks
•risks and uncertainties associated with the integration of the acquisition of AdColony, including our ability to realize the anticipated benefits of the acquisition
•risks and uncertainties associated with the integration of the acquisition of Fyber, including our ability to realize the anticipated benefits of the acquisition
•challenges and risks associated with our rapid growth by acquisitions and resulting significant demands on our management and infrastructure
•challenges and risks associated with our global operations and related business, political, regulatory, operational, financial, and economic risks as a result of our global operations
•other risks including those described from time to time in Digital Turbine’s filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2023 Third Quarter Financial Results
February 8, 2023

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive Income / (Loss)
(Unaudited)
(in thousands, except per share amounts)

	Three months ended December 31,
	2022	2021
Net revenue	$162,310	$216,818
Costs of revenue and operating expenses
License fees and revenue share	73,370	109,053
Other direct costs of revenue	9,324	9,090
Product development	14,218	13,755
Sales and marketing	16,469	15,857
General and administrative	39,132	39,924
Total costs of revenue and operating expenses	152,513	187,679
Income from operations	9,797	29,139
Interest and other income / (expense), net
Change in fair value of contingent consideration	—	(18,200)
Interest expense, net	(6,913)	(2,195)
Foreign exchange transaction gain	17	2,122
Other income / (expense), net	8	(86)
Total interest and other income / (expense), net	(6,888)	(18,359)
Income before income taxes	2,909	10,780
Income tax provision / (benefit)	(1,153)	3,718
Net income	4,062	7,062
Less: net income attributable to non-controlling interest	43	48
Net income attributable to Digital Turbine, Inc.	4,019	7,014
Other comprehensive income / (loss)
Foreign currency translation adjustment	10,144	(8,389)
Comprehensive income / (loss)	14,206	(1,327)
Less: comprehensive income / (loss) attributable to non-controlling interest	59	(11)
Comprehensive income / (loss) attributable to Digital Turbine, Inc.	$14,147	$(1,316)
Net income per common share
Basic	$0.04	$0.07
Diluted	$0.04	$0.07
Weighted-average common shares outstanding
Basic	99,108	96,548
Diluted	103,348	103,287

Digital Turbine Reports Fiscal 2023 Third Quarter Financial Results
February 8, 2023

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	December 31, 2022	March 31, 2022
	(Unaudited)
ASSETS
Current assets
Cash	$79,307	$126,768
Restricted cash	554	394
Accounts receivable, net	231,001	263,139
Prepaid expenses and other current assets	31,912	20,570
Total current assets	342,774	410,871
Property and equipment, net	38,759	31,086
Right-of-use assets	10,973	15,439
Intangible assets, net	395,181	440,589
Goodwill	560,340	559,792
Other non-current assets	4,648	732
TOTAL ASSETS	$1,352,675	$1,458,509

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable	$154,320	$167,858
Accrued license fees and revenue share	75,380	95,170
Accrued compensation	16,206	28,775
Acquisition purchase price liabilities	—	50,000
Current portion of debt	—	12,500
Other current liabilities	43,460	30,960
Total current liabilities	289,366	385,263
Long-term debt, net of debt issuance costs	422,310	520,785
Deferred tax liabilities, net	18,786	19,976
Other non-current liabilities	14,586	16,270
Total liabilities	745,048	942,294
Commitments and contingencies (Note 13)
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 99,901,328 issued and 99,143,203 outstanding at December 31, 2022; 97,921,826 issued and 97,163,701 outstanding at March 31, 2022	10	10
Additional paid-in capital	810,994	745,661
Treasury stock (758,125 shares at December 31, 2022 and March 31, 2022)	(71)	(71)
Accumulated other comprehensive loss	(44,201)	(39,341)
Accumulated deficit	(161,183)	(191,788)
Total stockholders’ equity	605,649	514,571
Non-controlling interest	1,978	1,644
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,352,675	$1,458,509

Digital Turbine Reports Fiscal 2023 Third Quarter Financial Results
February 8, 2023

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three months ended December 31,
	2022	2021
Cash flows from operating activities:
Net income	$4,062	$7,062
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,137	15,965
Non-cash interest expense	211	202
Stock-based compensation expense	7,620	5,739
Change in fair value of contingent consideration	—	18,200
Right-of-use asset	(211)	1,319
Deferred income taxes	(266)	4,621
Foreign exchange transaction gain	(31)	(1,603)
(Increase) / decrease in assets:
Accounts receivable, gross	22,900	(42,680)
Allowance for doubtful accounts	760	443
Prepaid expenses and other current assets	(6,789)	(843)
Other non-current assets	(60)	(21)
Increase / (decrease) in liabilities:
Accounts payable	(16,484)	(13,209)
Accrued license fees and revenue share	(3,458)	27,995
Accrued compensation	1,978	12,188
Other current liabilities	2,378	(1,529)
Other non-current liabilities	458	1,859
Net cash provided by operating activities	33,205	35,708

Cash flows from investing activities
Equity investments	(4,000)	—
Business acquisitions, net of cash acquired	(2,708)	(136)
Capital expenditures	(5,668)	(5,281)
Net cash used in investing activities	(12,376)	(5,417)

Cash flows from financing activities
Proceeds from borrowings	18,000	102,779
Payment of debt issuance costs	(94)	(1,056)
Payment of deferred business acquisition consideration	—	(98,175)
Options and warrants exercised	156	659
Payment of withholding taxes for net share settlement of equity awards	(273)	(7,587)
Repayment of debt obligations	(43,000)	(6,367)
Net cash used in financing activities	(25,211)	(9,747)

Effect of exchange rate changes on cash and cash equivalents and restricted cash	1,030	(1,321)

Net change in cash and cash equivalents and restricted cash	(3,352)	19,223

Cash and cash equivalents and restricted cash, beginning of period	83,213	96,217

Cash and cash equivalents and restricted cash, end of period	$79,861	$115,440

Digital Turbine Reports Fiscal 2023 Third Quarter Financial Results
February 8, 2023

REVENUE BY SEGMENT
(in thousands)
(Unaudited)

	Three months ended December 31,
	2022	2021	% Change
On Device Solutions	$96,316	$133,594	(28)%
App Growth Platform	67,407	89,113	(24)%
Elimination	(1,413)	(5,889)	(76)%
Consolidated	$162,310	$216,818	(25)%

GAAP INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended December 31,
	2022	2021
Net revenue	$162,310	$216,818
Income from operations	9,797	29,139
Add-back items:
Product development	14,218	13,755
Sales and marketing	16,469	15,857
General and administrative	39,132	39,924
Depreciation of software included in other direct costs of revenue	1,618	753
Non-GAAP gross profit	$81,234	$99,428
Non-GAAP gross profit percentage	50%	46%

GAAP NET INCOME TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended December 31,
	2022	2021
Net income	$4,062	$7,062
Add-back items:
Stock-based compensation expense	7,620	5,739
Amortization of intangibles	16,120	13,773
Adjustment to estimated earn-out liability	—	18,200
Transaction-related expenses	1,297	6,167
Severance costs	1,110	—
Non-GAAP adjusted net income	$30,209	$50,941
Non-GAAP adjusted net income	$0.29	$0.49
Weighted-average common shares outstanding, diluted	103,348	103,287

Digital Turbine Reports Fiscal 2023 Third Quarter Financial Results
February 8, 2023

GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended December 31,
	2022	2021
Net income	$4,062	$7,062
Add-back items:
Stock-based compensation expense	7,620	5,739
Depreciation and amortization	20,137	15,965
Interest expense, net	6,913	2,195
Other income / (expense), net	(8)	86
Change in fair value of contingent consideration	—	18,200
Foreign exchange transaction gain	(17)	(2,122)
Income tax provision / (benefit)	(1,153)	3,718
Transaction-related expenses	1,297	6,167
Severance costs	1,110	—
Non-GAAP adjusted EBITDA	$39,961	$57,010

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended December 31,
	2022	2021
Net cash provided by operating activities	$33,205	$35,708
Capital expenditures	(5,668)	(5,281)
Transaction-related expenses	1,297	6,167
Severance costs	1,110	—
Non-GAAP free cash flow provided by operations	$29,944	$36,594